SUCAMPO

The Science of Innovation

First Quarter 2016 Corporate Update and Financial Results

May 4, 2016

Introductions and Forward-Looking Statements

Silvia Taylor, SVP Investor Relations and Corporate Affairs

Agenda

SUCAMPO

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Update	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward Looking Statement

SUCAMPO

Sucampo Forward-Looking Statement

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 11, 2016, as amended, as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q1 2016 Corporate Update

Peter Greenleaf, Chairman and CEO

Strong Financial Performance and Continued Progress Against Our Strategic Objectives

1. Continue to deliver outstanding financial performance

2. Continue to prioritize and progress our pipeline

3. Continue to transform our company for sustained mid- and long-term growth

Solid Financial Results

SUCAMPO

REVENUE

- Q1 overall revenue grew 60% YoY to $47.2M
  - Increased demand for AMITIZA in U.S. and Japan
  - Inclusion of the results of RTU

- Q1 revenue grew 18% excluding $12.4M RTU-related revenue

EARNINGS

- Adjusted Net Income grew 40% YoY to $9.0M
- Adjusted EPS grew 48% YoY to $0.21
- Adjusted EBITDA grew 87% YoY to $20.2M

Strong U.S. AMITIZA Performance

- Takeda AMITIZA net sales for royalty calc. purposes
  - Q1 grew 4.8% YoY to $91.7M
  - Royalty revenue grew 5.1% YoY to $16.5M
- AMITIZA prescriptions
  - Q1 IMS: ~360,000 TRx, increased 5% YoY
  - 2015 exceptionally strong year
  - 5% remains consistent/slightly higher than Q1 historical growth trends prior 2015
- Reaffirm expectation of mid-to-high single digit prescription growth

Strong Growth Trends

SUCAMPO

1. Continued robust demand for AMITIZA in U.S.
   - Unique mechanism of action
   - First and only brand to be approved for three types of chronic constipation

2. Takeda continues to drive strong brand promotion
   - New marketing campaign geared toward patient education and awareness
   - $0 copay card
     - Significant increase in persistency

3. OIC market is contributing to AMITIZA's growth
   - Increased disease awareness and competition helping to grow overall market
   - Not taking share of AMITIZA

Robust Japan AMITIZA Performance

SUCAMPO

- Sucampo revenue
  - Q1 grew 31% YoY to $14.5M
- Volume-driven growth
- Mylan remains focused on:
  - Sales efforts to high-volume/high-decile physicians
  - Driving switches from non-Rx options to AMITIZA
- AMITIZA only branded Rx for CC in Japan
  - Continues to contribute to overall market growth in Japan

Reaffirming 2016 Guidance

SUCAMPO

- Total revenue: $195.0 million to $205.0 million
- Adjusted net income: $45.0 million to $50.0 million
- Adjusted EPS: $0.97 to $1.07
- Adjusted EBITDA: $100.0 million to $105.0 million
  - Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

Pipeline Progress: Upcoming Milestones

SUCAMPO

Product	Event	Expected Timing
VAP-1 (RTU-1096)	Top-line data from Phase 1 MAD trial	1H16
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal alternate formulation in adults	2H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6–17 years)	
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6–17 years)	
AMITIZA (lubiprostone)	File sNDA for PFC (6-17 years)	
CPP-1X/sulindac combination product	Phase 3 futility analysis	
Cobiprostone	Phase 2a futility analysis OM	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal alternate formulation in adults	1H17
Cobiprostone	Top-line data from Phase 2a OM	
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal PFC (6 months–6 years)	Mid-2017

Transform Business Through Business Development

SUCAMPO

- Exclusive option for a Phase 3 program in familial adenomatous polyposis (FAP) with Cancer Prevention Pharmaceuticals
  - Enter into rare and orphan disease space
  - Harnesses our expertise in gastroenterology
- R-Tech Ueno integration progressing as expected
  - Remain confident about achieving projected synergies from acquisition
- Remain committed to making additional transactions to further transform company

Pipeline Update

Peter Kiener, D.Phil, CSO

Product Pipeline Overview

SUCAMPO

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval
GI/Metabolic/ Inflammation					
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation (1); adult CIC (2)	P3	2018 (1); 2017 (2)	2019 (1); 2018 (2)
CPP-1X/sulindac combination product	Poly-amines	Familial Adenomatous Polyposis	P3	2018	2019
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1		
Ophthalmology					
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1 Preclinical		
Oncology					
Cobiprostone	CIC2	Oral Mucositis	P2a	2019	2020
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1		
Other					
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical		

Sucampo Program | RTU Program | Option

Lifecycle Management Programs for AMITIZA

SUCAMPO

- Pediatric Functional Constipation (6-17 years)
  - Recently completed enrollment in P3 study
  - Uses current formulation
  - Data expected 2H16
  - Plan to file sNDA 2H16
- Alternate Formulation
  - Expect to initiate P3 study in adult patients with CIC 2H16
  - Expect data 1H17
- Pediatric Functional Constipation (6 months-6 years)
  - Will use alternate formulation
  - Expected to initiate pivotal trial mid-2017
    - Roll over open-label study

Cobiprostone

- NERD/sGERD
  - Phase 2a data did not support advancement of cobiprostone in this indication
  - Data showed significant benefit in some secondary measures
  - Affirmed cobiprostone is well-tolerated
    - Consistent with P1 studies

- Oral Mucositis
  - P2a study ongoing
  - Futility analysis for 2H16
  - Top-line data expected 1H17

Additional Development Stage Programs

SUCAMPO

RTU – 1096 VAP-1 Inhibitor

- Top-line results expected from Phase 1 MAD 1H16

CPP-1X/sulindac Combo: Exclusive Option for Phase 3 Asset in FAP

- Significant opportunity
  - Phase 3 asset
  - Orphan indication for familial adenomatous polyposis (FAP)

- Clinical development
  - Phase 3 ongoing
  - Enrollment is complete
  - Phase 3 futility analysis 2H16
  - Trial expected to conclude 2018
  - Potential approval 2019

Financial Update

Andrew Smith, CFO

Q1 Total Revenue



50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$ Million
Q1 2015
R-Tech Inclusion
AMITIZA US Royalty
AMITIZA Japan
Other
Q1 2016

Adjusted EBITDA


25.0
20.0
15.0
10.0
5.0
0.0
$ Million
Q1 2015
R-Tech Inclusion
Revenue contribution
Other
Q1 2016

Debt Position

SUCAMPO

Item	As of 3/31/16	Change	As of 12/31/15
Cash, Cash Equivalents and Restricted Cash	**$157.0M**	($6.5M)	$163.5M
Total Debt	**($235.7M)**	$16.7M	($252.4M)
Net Debt	**($78.7M)**	$10.2M	($88.9M)

Reaffirming 2016 Guidance

- Total revenue: $195.0 million to $205.0 million
- Adjusted net income: $45.0 million to $50.0 million
- Adjusted EPS: $0.97 to $1.07
- Adjusted EBITDA: $100.0 million to $105.0 million
  - Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

Closing Remarks

Peter Greenleaf, Chairman and CEO

2016 Areas of Focus

1. Deliver outstanding financial performance: driven by top and bottom-line growth

2. Advance pipeline programs

3. Evaluate additional opportunities for accelerated /sustainable mid-to- long-term growth

Q&A Session